-------------------------------------------------
                               SUMMARY OF GENERAL
                                  INFORMATION
-------------------------------------------------

THE FUND

     Clemente Global Growth Fund Inc., is a
closed-end investment company whose
shares trade on the New York Stock
Exchange. The Fund seeks long-term capital appreciation primarily through investment in small and medium sized equities located throughout the world. The Fund is managed by Clemente Capital, Inc.

SHAREHOLDER INFORMATION

     Daily market prices for the Fund's shares are published in the New York Stock
Exchange Composite Transactions section
of most newspapers under the designation
"ClemGlb". The Fund's New York Stock
Exchange trading symbol is CLM. Net asset value (NAV) and market price information about Clemente Global Growth Fund Inc., shares are published each Monday in The Wall Street Journal, The New York Times and other newspapers. For shareholder account inquiries call 1-800-432-8224.

DIVIDEND REINVESTMENT PLAN

Through its voluntary Dividend Reinvestment Plan, shareholders of Clemente Global Growth Fund Inc., may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund.

This report is transmitted to the shareholders of Clemente Global Growth Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

                            [CLEMENTE GLOBAL LOGO]

                               CLEMENTE GLOBAL
                              GROWTH FUND, INC.

                                ANNUAL REPORT

                              DECEMBER 31, 1995

--------------------------------------------------------------------------------
                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
Dear Fellow Shareholder:                                        February 9, 1996

     The world's equity markets, led by a year-long rally in the United States, ended 1995 with a rush. High market volatility plagued global investors, but the emerging markets rebounded strongly in the final quarter of the year. The weakness in the emerging markets for much of 1995 contributed to Clemente Global Growth Fund's underperformance versus the benchmark Financial Times Actuaries World Index. The Fund's net asset value rose 2.7% during the last three months, to $10.65 after the payment of a $0.50 per share dividend, and was up 4.0% for the year as a whole. The Fund's share price ended the year roughly unchanged, while the discount narrowed to 21.4% from the previous quarter.

LOOKING BACK -- THE PAST QUARTER AND 1995

     The past year ended very much like it began -- with the U.S. equity markets largely outperforming the rest of the world. The U.S. markets were up in every quarter and easily outpaced the other regions of the world. Only Switzerland, with substantial currency gains, turned in higher dollar returns. Uncertainty and volatility abounded, but stocks were pushed higher by a generally benign investment environment fueled by declining interest rates and by the ability of belt-tightening companies to keep profits growing even as economic growth cooled down. One result was the fourth best year for the Dow Jones Industrial Average since World War II, with technology and banking stocks the big winners. The Federal Reserve had, in fact, "gotten it right," creating with its policies a soft landing environment of slow growth, falling inflation, no recession and continued good corporate earnings growth.

     These favorable developments in the U.S. generally supported equity markets worldwide, not only through a sharp rally led by technology, but also through the dollar's rebound and the first easing of Federal Reserve policy in over two years. Japan's equity markets were major beneficiaries, responding with a sustained rally to dollar appreciation, but the gains in European markets were more constrained given persistent concerns about fiscal deficits, slowing growth and the future of monetary union. By year end, investors were also reassessing the risks associated with emerging markets. The risks had not dissipated, but the worst news seemed to be over, including the dangers of overheating and overvaluation in Asia/Pacific and the effects of austerity programs in Latin America. The search for higher returns once more drew global capital to the emerging markets, and the shift was aided, in part, by growing uncertainty about the course of economic and financial events in the world's developed markets. The day of the emerging market was once more at hand as 1995 came to an end.

THE PORTFOLIO

     These changes in the global investment environment produced adjustments in the Fund's portfolio even before the beginning of the new year. During the final quarter of 1995, the Fund's exposure to emerging markets rose to 23.1%, and was heading higher, with increased exposure to the Philippines, Indonesia and Mexico.

     Weightings in the more established markets were reduced by further lowering exposure to small capitalization and low liquidity stocks in Japan, and by trimming European positions whose earnings growth outlook had begun to falter, particularly in the hard currency countries.

LOOKING AHEAD

     Important additional changes lie ahead for the portfolio as we enter a period when the investment environment will give a boost to emerging markets and so favor the style and investment aims of Clemente Global Growth Fund, Inc.

     A recovery is underway in Latin America, aided by monetary easing and continued economic growth in the U.S. but the horizon will be short, given persistent political and economic uncertainty in the region, and the emphasis will be on quality stocks with relatively high liquidity. Opportunities exist in telecommunications, infrastructure and construction, bottling, and energy.

     The economies of Asia's Pacific Rim remain strong, despite tighter policies that seek to curb overheating, and valuations are undemanding. Support for the region's markets comes from China's apparent success in curbing inflation and excess investment, from the liquidity being generated by central banks in the U.S. and Japan, and by the desire of established market investors to shift some funds away from their increasingly expensive local markets. Construction and infrastructure plays are still attractive, as are selective financials, residential property companies, and telecoms.

     The funds with which to make this greater commitment to emerging markets in Asia and Latin America will largely come from Europe, where the risk of recession is highest. In addition to the overall regional risks, namely fiscal retrenchment and high real interest rates born of the needs of currency union, there are a variety of country-specific political risks that threaten to cut short the region's very young recovery. Some of last year's laggards will lead the way in 1996, including Finland and Spain, and increasing attention will be paid to the region's emerging markets, notably the Czech Republic, Poland, and Turkey.

     Caution is the order of the day for the U.S. market, given impressive performances in 1995 and in the early weeks of 1996, and a premium will be placed on careful stock picking in order to minimize the risk of earnings disappointments. A consolidation is likely from the record high levels reached by blue-chip stocks, but, apart from an initial shock effect, a U.S. sell-off is not likely to undermine overseas markets. The shift of funds into markets with higher expected returns makes good investment sense, and in 1996, after two years of relative underperformance, the exciting prospects of emerging markets will once again entice global investors. The Fund is poised to exploit these unfolding opportunities.

     As always, we remain very grateful for your confidence and continuing support.

                                Sincerely yours,

       /s/ LILIA C. CLEMENTE              /s/ LEOPOLDO M. CLEMENTE, JR.
       ---------------------              -----------------------------
         Lilia C. Clemente                  Leopoldo M. Clemente, Jr.
             Chairman                               President

--------------------------------------------------------------------------------
CLEMENTE GLOBAL GROWTH FUND, INC.
SUMMARY OF THE FUND'S DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     The Clemente Global Growth Fund, Inc. (the "Fund") intends to distribute, at least annually, its net investment income from dividends and interest and, to the extent necessary, its net realized capital gains. Pursuant to the Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all cash distributions automatically reinvested by The Bank of New York (the "Plan Agent") in Fund shares. Each registered shareholder of the Fund may request an Enrollment Card for the Plan. Thereafter, the Plan Agent will provide services relating to the Plan to shareholders of the Fund who complete and return the Enrollment Card to the Plan Agent.

     If the Directors of the Fund declare a dividend from net investment income or capital gains distribution payable either in shares or in cash, participants in the Plan will receive shares of Common Stock, to be issued by the Fund. If the market price of the shares is equal to or exceeds the net asset value per share on the record date of any distribution (the "Record Date"), the Fund will issue to the Plan Agent for the account of participants the number of full shares, valued at net asset value, issuable with respect to the total dividend payable to participants, and cash, if any, for the excess of such total dividend not divisible into full shares of the Fund. Such shares and cash, if any, will be paid to the Plan Agent, and the Plan Agent will credit the account of the participant with such shares and cash, if any, in accordance with their respective entitlements. Shares issued by the Fund will not be issued at a discount of more than 5% from the current market value of the Fund's shares.

     If the net asset value exceeds the market price of the Fund shares at the Record Date, or if the Fund should declare a dividend or distribution payable only in cash, the Fund will pay the cash amount of such dividend to the Plan Agent, who will credit the account of the participants in accordance with their respective entitlements. Accordingly, the Plan Agent, as agent for the participants, will use the amount of the distribution to purchase Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or in any event within 90 days after, the Record Date.

     There is no charge to participants for reinvesting dividends or distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or distributions.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable or required to be withheld on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least 90 days before the Record Date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders. Participants may terminate participation in the Plan at any time upon giving written notice 10 days prior to the applicable dividend or distribution payment date. All correspondence concerning the Plan should be directed to the Plan Agent at 101 Barclay Street, New York, New York 10286.

----------------------------------------------------------
CLEMENTE GLOBAL GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

-----------------------------------------------------
SHARES/PRINCIPAL
  AMOUNT               DESCRIPTION          VALUE
-----------------------------------------------------
AUSTRALIA--3.3%
AUSTRALIA--3.3%
           Common Stock--3.3%
    122,000      National Australia
                   Bank, Ltd. .......... $  1,095,783
                 (Banking & financial
                   services)
    155,000      Western Mining Corp.
                   Holdings, Ltd. ......      994,088
                 (Producer & processor
                   of mineral &
                   petroleum products)
                 Total Common
                   Stock/Holdings--      ------------
                   Australia............    2,089,871
                                         ------------
                 TOTAL HOLDINGS--
                   AUSTRALIA (cost
                   $2,017,742)..........    2,089,871
                                         ------------
FAR EAST--40.7%
HONG KONG--1.6%
          Common Stock--1.6%
    125,000      Swire Pacific, Ltd.
                   A....................      969,945
                 (Conglomerate--
                   aviation, property,
                   marine services &
                   insurance)
                 Total Common
                   Stock/Holdings--      ------------
                   Hong Kong............      969,945
                                         ------------
JAPAN--23.3%
          Common Stock--20.2%
     85,000      Hitachi Metals,
                   Ltd. ................    1,059,523
                 (High quality specialty
                   steel producer)
     18,000      Ito--Yokado Co.,
                   Ltd..................    1,106,194
                 (Retail--supermarkets)
     87,000      Mitsui Trust & Banking
                   Co., Ltd. ...........      949,947
                 (Financial services--
                   commercial banks)
-----------------------------------------------------
SHARES/PRINCIPAL
  AMOUNT               DESCRIPTION          VALUE
-----------------------------------------------------
FAR EAST (CONTINUED)
JAPAN (CONTINUED)
          Common Stock (continued)
     60,000      Mori Seiki Co.,
                   Ltd. ................ $  1,339,260
                 (Hand & machine tool
                   maker)
     50,000      Omron Corp. ...........    1,183,689
                 (Electronics)
     26,000      Rohm Co., Ltd. ........    1,444,584
                 (Electronics--semi-
                   conductors)
     43,000      Sankyo Co., Ltd. ......      963,958
                 (Pharmaceuticals)
     49,000      Sanwa Bank, Ltd. ......      994,299
                 (Financial services--
                   commercial banks)
     50,000      Shin-Etsu Chemical
                   Co. .................    1,033,916
                 (Chemicals--semi-
                   conductors & PVC)
     24,000      TDK Corp. .............    1,222,147
                 (Electronics)
     36,000      Tokyo Electron,
                   Ltd. ................    1,391,439
                 (Computers--
                   electronics trading
                   company)
                 Total Common Stock      ------------
                   Japan................   12,688,956
                                         ------------
          Warrants--3.1%
    256,000      *Morgan Stanley Group
                   Nikkei 225 Index Call
                   Warrant due 8/15/97
                   (strike level
                   Y18,158.73)(b).......    1,952,000
                 Total Warrants--....... ------------
                                            1,952,000
                 Total Holdings--Japan.. ------------
                                           14,640,956
                                         ------------

                       See Notes to Financial Statements

----------------------------------------------------------
CLEMENTE GLOBAL GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1995

-----------------------------------------------------
SHARES/PRINCIPAL
  AMOUNT               DESCRIPTION          VALUE
-----------------------------------------------------
FAR EAST (CONTINUED)
INDONESIA--1.9%
          Common Stock--1.9%
     32,000      PT Indosat--
                   ADR.................. $  1,168,000
                 (Telecommunications)
                 Total Common
                   Stock/Holdings--      ------------
                   Indonesia............    1,168,000
                                         ------------
KOREA--4.2%
          Common Stock--4.2%
     20,000      Dae Duck Industrial
                   Co. .................      960,789
                 (Electrical equipment)
     36,236      L.G. Electronics
                   Co. .................    1,270,283
                 (Consumer electronics &
                   appliance maker)
      2,113      *L.G. Electronics Co.
                   New Common 1.........       72,701
                 (Consumer electronics &
                   appliance maker)
      4,570      Pohang Iron & Steel
                   Co., Ltd. ...........      300,830
                 (Iron & steel
                   manufacturer)
                 Total Common
                   Stock/Holdings--      ------------
                   Korea................    2,604,603
                                         ------------
MALAYSIA--0.9%
          Common Stock--0.9%
    400,000      Renong Berhad..........      592,266
                 (Conglomerate--
                   engineering,
                   construction,
                   financial services)
                 Total Common
                   Stock/Holdings--      ------------
                   Malaysia.............      592,266
                                         ------------
PHILIPPINES--8.8%
          Common Stock--8.8%
  1,500,000      *C & P Homes, Inc. ....    1,102,941
                 (Homebuilders)
-----------------------------------------------------
SHARES/PRINCIPAL
  AMOUNT               DESCRIPTION          VALUE
-----------------------------------------------------
FAR EAST (CONTINUED)
PHILIPPINES (CONTINUED)
          Common Stock (continued)
  1,704,500      *+Grand Plaza Hotel
                   Corp.(a)............. $    976,604
                 (Property developer)
     17,871      Metropolitan Bank &
                   Trust Co.............      348,136
                 (Financial services--
                   commercial banks)
     49,066      *Philex Mining Corp.,
                   B....................        5,623
                 (Mining)
 24,000,000      *Southeast Asia Cement
                   Holdings Co. ........    3,116,883
                 (Construction)
                 Total Common
                   Stock/Holdings--      ------------
                   Philippines..........    5,550,187
                                         ------------
                 TOTAL HOLDINGS--
                   FAR EAST(cost
                   $21,268,126).........   25,525,957
                                         ------------
AFRICA--3.4%
SOUTH AFRICA--3.4%
          Common Stock--3.4%
    300,000      Gencor, Ltd. ..........    1,045,124
                 (Conglomerate--mining
                   & commercial
                   services)
     28,949      South Africa Breweries,
                   Ltd. ................    1,060,127
                 (Beverage, retail &
                   hotel holding
                   company)
                 Total Common
                   Stock/Holdings--      ------------
                   South Africa.........    2,105,251
                                         ------------
                 TOTAL HOLDINGS--
                   AFRICA(cost
                   $1,628,510)..........    2,105,251
                                         ------------

                       See Notes to Financial Statements

----------------------------------------------------------
CLEMENTE GLOBAL GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1995

-----------------------------------------------------
SHARES/PRINCIPAL
  AMOUNT               DESCRIPTION          VALUE
-----------------------------------------------------
EUROPE--26.0%
AUSTRIA--2.5%
          Common Stock--2.5%
      9,780      Austria Mikro Systeme
                   International
                   A.G. ................ $  1,582,571
                 (Electronics--
                   semiconductors)
                 Total Common
                   Stock/Holdings--      ------------
                   Austria..............    1,582,571
                                         ------------
FINLAND--1.1%
          Common Stock--1.1%
      8,500      Kone Corp., B..........      708,008
                 (Elevator manufacturer)
                 Total Common
                   Stock/Holdings--      ------------
                   Finland..............      708,008
                                         ------------
FRANCE--3.0%
          Common Stock--3.0%
     20,700      Banque Nationale de
                   Paris................      931,764
                 (Banking--commercial
                   centers)
      9,381      Compagnie Generale des
                   Eaux.................      934,564
                 (Utilities--water)
                 Total Common
                   Stock/Holdings--      ------------
                   France...............    1,866,328
                                         ------------
GERMANY--1.3%
          Common Stock--1.3%
      1,500      Wella A.G. ............      810,895
                 (Personal care products
                   manufacturer &
                   marketer)
                 Total Common
                   Stock/Holdings--      ------------
                   Germany..............      810,895
                                         ------------
-----------------------------------------------------
SHARES/PRINCIPAL
  AMOUNT               DESCRIPTION          VALUE
-----------------------------------------------------
EUROPE (CONTINUED)
IRELAND--5.4%
          Common Stock--5.4%
    212,650      Bank of Ireland
                   Group................ $  1,547,608
                 (Commercial bank)
    297,498      Independent Newspapers
                   plc..................    1,879,600
                 (Newspaper publishing,
                   cable TV &
                   advertising)
                 Total Common
                   Stock/Holdings--      ------------
                   Ireland..............    3,427,208
                                         ------------
ITALY--1.7%
          Common Stock--1.7%
    620,000      *Telecom Italia Mobile
                   Sp. A. ..............    1,091,356
                 (Telecommunications)
                 Total Common
                   Stock/Holdings--      ------------
                   Italy................    1,091,356
                                         ------------
 NETHERLANDS--3.7%
          Common Stock--3.7%
     17,600      Polygram NV............      933,118
                 (Entertainment--
                   recorded music)
     10,000      VNU - Ver Ned Uitgev
                   Ver Bezit ...........    1,370,877
                 (Publishing & printing)
                 Total Common
                   Stock/Holdings--      ------------
                   Netherlands..........    2,303,995
                                         ------------

                       See Notes to Financial Statements

----------------------------------------------------------
CLEMENTE GLOBAL GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1995

-----------------------------------------------------
SHARES/PRINCIPAL
  AMOUNT               DESCRIPTION          VALUE
-----------------------------------------------------
EUROPE (CONTINUED)
SPAIN--1.7%
          Common Stock--1.7%
     18,500      Empresa Nacional de
                   Electridad S.A. ..... $  1,045,017
                 (Utilities--electric)
                 Total Common
                   Stock/Holdings--      ------------
                   Spain................    1,045,017
                                         ------------
SWEDEN--1.9%
          Common Stock--1.9%
     30,200      Astra AB--A............    1,202,735
                 (Pharmaceuticals)
                 Total Common
                   Stock/Holdings--      ------------
                   Sweden...............    1,202,735
                                         ------------
UNITED KINGDOM--3.7%
           Common Stock--3.7%
     72,700      Reed International
                   plc..................    1,105,504
                 (Publishing/printing)
    131,000      Reuters Holdings plc...    1,196,440
                 (Publishing--
                   newspaper)
                 Total Common
                   Stock/Holdings--      ------------
                   United Kingdom.......    2,301,944
                                         ------------
                 TOTAL HOLDINGS--
                   EUROPE(cost
                   $13,684,717).........   16,340,057
                                         ------------
LATIN AMERICA--4.0%
BRAZIL--0.7%
          Common Stock--0.7%
     58,000      ++Usiminas Sideburg
                   Minas ADS............      478,500
                 (Steel producer)
                 Total Common
                   Stock/Holdings--      ------------
                   Brazil...............      478,500
                                         ------------
-----------------------------------------------------
SHARES/PRINCIPAL
  AMOUNT               DESCRIPTION          VALUE
-----------------------------------------------------
LATIN AMERICA (CONTINUED)
MEXICO--3.3%
          Common Stock--3.3%
     64,000      Panamerican Beverages,
                 Inc. ADR............... $  2,048,000
                 (Bottler of brand name
                   soft drinks in
                   Mexico, Brazil &
                   Colombia)
                 Total Common
                   Stock/Holdings--      ------------
                   Mexico...............    2,048,000
                                         ------------
                 TOTAL HOLDINGS--
                   LATIN AMERICA (cost
                   $2,602,854)..........    2,526,500
                                         ------------
NORTH AMERICA--27.3%
CANADA--5.3%
          Common Stock--5.3%
     30,000      Alcan Aluminum,
                   Ltd. ................      932,001
                 (Metals--diversified)
     27,800      *Newbridge Networks
                   Corp. ...............    1,150,225
                 (Telecommunications
                   equipment)
     87,500*     ++Royal Plastics Group,
                   Ltd. ................    1,266,954
                 (Building materials)
                 Total Common
                   Stock/Holdings--      ------------
                   Canada...............    3,349,180
                                         ------------
UNITED STATES--22.0%
          Common Stock--14.6%
     36,000      *Dialogic Corp. .......    1,386,000
                 (Computer software &
                   services)
     34,000      Enron Corp.............    1,296,250
                 (Oil/gas exploration &
                   production)
    122,000      *Geotek Industries,
                   Inc. ................      770,125
                 (Supplier of
                   specialized mobile
                   services)

                       See Notes to Financial Statements

----------------------------------------------------------
CLEMENTE GLOBAL GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1995

-----------------------------------------------------
SHARES/PRINCIPAL
  AMOUNT               DESCRIPTION          VALUE
-----------------------------------------------------
NORTH AMERICA (CONTINUED)
UNITED STATES (CONTINUED)
          Common Stock (continued)
     28,500      Home Depot, Inc. ...... $  1,360,875
                 (Retail--special line)
     23,000      Intel Corp. ...........    1,305,250
                 (Electronics--
                   semiconductors)
     17,000      Suntrust Banks,
                   Inc. ................    1,164,500
                 (Financial services--
                   commercial banks)
     24,200      *Sybase, Inc. .........      871,200
                 (Computer software
                   services)
     28,000      *Worldcom, Inc. .......      987,000
                 (Utilities--
                   telecommunications)
                 Total Common Stock--    ------------
                   United States........    9,141,200
                                         ------------
          Short-Term Instruments--7.4%
$ 4,675,000      Prudential Funding
                   Corp. Commercial
                   Paper 5.65% dated
                   12/29/95, due
                   01/02/96.............    4,675,000
                 Total Short-Term
                   Instruments-- United  ------------
                   States...............    4,675,000
                                         ------------
                 Total Holdings-- United ------------
                   States...............   13,816,200
                                         ------------
                 TOTAL HOLDINGS--
                   NORTH AMERICA (cost
                     $15,616,444).......   17,165,380
                                         ------------
Total Investments
  (Cost $56,818,393)**......  104.7%    $ 65,753,016
Liabilities in excess of
  other assets..............   (4.7%)     (2,972,228)
                                        ------------
Total Net Assets............  100.0%    $ 62,780,788
                                         ===========
Net Asset Value Per Share...........          $10.65
                                             -------
                                             -------
ADR  American Depositary Receipts
ADS  American Depositary Shares
 *   Non-Income Producing Security
 +   Common stock has a warrant offering of 1
     warrant for every 5 shares owned, expiring on
     12/9/97. The warrants are valued at zero.
 ++  Security restricted as to resale to
     Institutional investors under Rule 144A of the
     Securities Act.
(a)  Fair value as determined by the Board of
     Directors.
(b)  These warrants enable a holder to realize a
     cash settlement value in U.S.$ equal to the
     greater value of (i) 0 or (ii)
     U.S.$1 X (spot Nikkei 225 Index -- strike
     level)
     4 X (Yen/U.S.$1.00)
     upon exercise of the warrants.

       SUMMARY OF TOTAL
 **      INVESTMENTS:           COST           VALUE
                            ------------    ------------
     Common Stock........   $ 50,690,721    $ 59,126,016
     Warrants............      1,452,672       1,952,000
     Short-Term
     Instruments.........      4,675,000       4,675,000
                            ------------    ------------
     Total Investments...   $ 56,818,393    $ 65,753,016
                              ==========      ==========

                       See Notes to Financial Statements

----------------------------------------------------------
CLEMENTE GLOBAL GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
----------------------------------------------------------

ASSETS
Investments, at value
   (cost $56,818,393)................ $65,753,016
Cash.................................         350
Receivable for investments sold......     134,499
Dividends receivable.................      59,045
Accrued interest receivable..........       2,203
Other assets.........................       9,080
                                      -----------
       Total Assets..................  65,958,193
                                      -----------
LIABILITIES
Distribution payable.................   2,950,185
Investment advisory fee payable......      26,150
Administrative services fee
  payable............................      10,661
Accrued expenses payable.............     190,409
                                      -----------
       Total Liabilities.............   3,177,405
                                      -----------
NET ASSETS........................... $62,780,788
                                      ===========
Net Assets consist of:
  Common stock, $.01 par (authorized
    25,000,000 shares outstanding
    5,892,400 shares of common
    stock)........................... $    58,924
  Paid-in Capital....................  54,423,141
  Cost of 117,600 shares held in
    treasury.........................    (850,032)
  Accumulated net realized gains.....     214,546
  Net unrealized appreciation of
    investments and translation of
    net assets denominated in foreign
    currencies.......................   8,934,209
                                      -----------
Net Assets........................... $62,780,788
                                      ===========
Net Asset Value Per Share
  ($62,780,788 / 5,892,400 shares of
  common stock issued and
  outstanding)....................... $     10.65
                                      ===========

----------------------------------------------------------
CLEMENTE GLOBAL GROWTH FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995
----------------------------------------------------------

INVESTMENT INCOME
Dividends (net of foreign withholding
   taxes of $82,860).................. $    693,997
Interest..............................      267,760
                                       ------------
       Total income...................      961,757
                                       ------------
EXPENSES
  Investment advisory fee.............      308,801
  Administrative services fee.........      123,601
  Custodian fees and expenses.........      179,683
  Legal fee...........................       95,466
  Directors' fees and expenses........       69,652
  Audit fee...........................       60,000
  Printing............................       58,585
  Registration and promotion
    expenses..........................       30,943
  Shareholder services................       22,270
  Insurance expense...................        5,634
  Miscellaneous.......................       22,084
                                       ------------
       Total operating expenses.......      976,719
                                       ------------
Net investment loss...................      (14,962)
                                       ------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
  TRANSACTIONS
Net realized gain on:
  Investments.........................    3,301,718
  Foreign currency transactions.......     (104,377)
Net change in unrealized appreciation
  on investments......................     (670,316)
  Translation of other assets and
    liabilities denominated in foreign
    currencies........................        2,746
                                       ------------
Net realized and unrealized gain on
  investments and foreign currencies
  transactions........................    2,529,771
                                       ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS..................... $  2,514,809
                                        ===========

                       See Notes to Financial Statements

----------------------------------------------------------
CLEMENTE GLOBAL GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
DECEMBER 31, 1995
----------------------------------------------------------

                            YEAR ENDED    YEAR ENDED
                           DECEMBER 31,  DECEMBER 31,
                               1995          1994
-----------------------------------------------------
Operations:
  Net investment loss..... $   (14,962)  $  (178,099)
  Net realized gain/
    (loss) on:
      Investments.........   3,301,718     6,017,094
      Foreign currency
         transactions.....    (104,377)     (200,052)
  Net unrealized
    appreciation on:
      Investments.........    (670,316)   (9,595,152)
    Translation of net
      assets denominated
      in foreign
      currencies..........       2,746          (785)
                           ------------  ------------
Net increase in net assets
  resulting from
  operations..............   2,514,809    (3,956,994)
                           ------------  ------------
Dividends and
  distributions to
  shareholders from:
  Net realized gain on
    investments...........  (2,950,185)   (5,656,704)
                           ------------  ------------
                            (2,950,185)   (5,656,704)
Total (decrease) in net
  assets..................    (435,376)   (9,613,698)
NET ASSETS
Beginning of year.........  63,216,164    72,829,862
                           ------------  ------------
End of year............... $62,780,788   $63,216,164
                           ============  ============

----------------------------------------------------------
CLEMENTE GLOBAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
----------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES

Clemente Global Growth Fund, Inc. (the "Fund") was incorporated in Maryland on May 1, 1987, as a closed-end, diversified management investment company. The Fund had no operations until June 30, 1987, other than the sale of 10,000 shares of common stock for $100,000 to Clemente Capital, Inc. (the "Investment Adviser") on June 9, 1987.

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Portfolio securities which are traded only on stock exchanges or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the day the securities are being valued, or if no sales prices are reported, at the mean between closing bid and asked prices. Other over-the-counter portfolio securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Board of Directors. Short-term obligations, maturing within 60 days of the valuation date, are to be valued at amortized cost, unless this method, in the opinion of the Board of Directors, no longer produces fair valuations. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
CLEMENTE GLOBAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, or as soon thereafter when the information becomes publicly available. Interest income is recorded on an accrual basis. Such dividend income and interest income is recorded before non-U.S. withholding tax. Non-U.S. withholding tax is recorded as a reduction of income.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars.

  Foreign currency amounts are translated as follows into U.S. dollars at the foreign exchange rates obtained from an independent investment data service which reports the exchange rates as of the close of the respective non-U.S. market:

     (i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

    (ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, currency gains and losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of the assets and liabilities other than investments in securities at year end, resulting from changes in the foreign exchange rate.

TAXES: No provision for Federal income tax is required since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gains, in an amount sufficient to relieve the Fund of any Federal income tax liability. The Fund intends to comply with the requirements of the Internal Revenue Code as long as qualification is determined by the Board of Directors to be in the best interests of the shareholders.

  Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates of up to 25%. Such withholding taxes may be reduced or eliminated under the terms of applicable United States income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If more than 50% in value of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it if paid by its shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date.

  The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or per-

--------------------------------------------------------------------------------
CLEMENTE GLOBAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

manent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or net distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

OPTION ACCOUNTING PRINCIPLES: When the Fund writes a call option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received.

  When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

NOTE 2. INVESTMENT
ADVISORY AND
ADMINISTRATION AGREEMENTS


The Fund will pay to the Investment Adviser as compensation for the services provided by the Investment Adviser under the Investment Advisory Agreement, a monthly fee comprised of a basic fee of 1% (on an annualized basis) of the month-end net assets of the Fund (the "Basic Fee") that is subject to adjustment as described below based on the investment performance of the Fund in relation to the investment record of the FT-Actuaries World Index (the "FT-Actuaries Index").

  Adjustments to the Basic Fee are made by comparison of the Fund's investment performance for the applicable performance period with the investment record of the FT-Actuaries Index for the same period. The applicable performance period is a rolling 36-month period whereby the most recent calendar month is substituted for the earliest month as time passes. The Basic Fee for each month may be increased to a maximum of 1.50% (on an annualized basis) or decreased to a minimum of .50% (on an annualized basis) depending on the extent by which the Fund's performance varies from the FT-Actuaries Index over the performance period as set forth below.

--------------------------------------------------------------------------------
CLEMENTE GLOBAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

  The following table illustrates the full range of permitted increases or decreases of the Basic Fee on an annualized basis:

PERCENTAGE
   POINT
DIFFERENCE
  BETWEEN
PERFORMANCE
OF FUND AND
 % CHANGE
  IN FT-                   ADJUSTMENT         FEE AS
 ACTUARIES      BASIC     TO BASIC FEE       ADJUSTED       MONTHLY FEE
   INDEX         FEE      (ANNUALIZED)     (ANNUALIZED)         RATE
-----------     -----     ------------     ------------     ------------
+10% or
  greater        1%        + .50 %             1.50 %       1/12 x 1.50 %
+ 9              1         + .40               1.40         1/12 x 1.40
+ 8              1         + .30               1.30         1/12 x 1.30
+ 7              1         + .25               1.25         1/12 x 1.25
+ 6              1         + .20               1.20         1/12 x 1.20
+ 5              1         + .15               1.15         1/12 x 1.15
+ 4              1         + .10               1.10         1/12 x 1.10
+ 3              1         + .075              1.075        1/12 x 1.075
+ 2              1         + .05               1.05         1/12 x 1.05
+ 1              1         + .025              1.025        1/12 x 1.025
  0              1          0                  1.00         1/12 x 1.00
- 1              1         - .025               .975        1/12 x  .975
- 2              1         - .06                .95         1/12 x  .95
- 3              1         - .075               .925        1/12 x  .925
- 4              1         - .10                .90         1/12 x  .90
- 5              1         - .15                .85         1/12 x  .85
- 6              1         - .20                .80         1/12 x  .80
- 7              1         - .25                .75         1/12 x  .75
- 8              1         - .30                .70         1/12 x  .70
- 9              1         - .40                .60         1/12 x  .60
-10 or
  greater        1         - .50                .50         1/12 x  .50

  In calculating the investment performance of the Fund as compared with the investment record of the FT-Actuaries Index, dividends and other distributions of the Fund and dividends and other distributions reported with respect to component securities of the FT-Actuaries Index during the performance period will be treated as having been reinvested. Also, the withholding taxes paid or accrued by the Fund are added back in calculating the Fund's performance in order to be comparative with the FT-Actuaries Index.

  The Fund incurred $308,801 in investment advisory fees for the year ended December 31, 1995, which represents a reduction of $308,801 from the Basic Fee.

  Furman Selz LLC (the "Administrator") serves as the Fund's administrator pursuant to an Administration Agreement (the "Administration Agreement") with the Fund. Under the Administration Agreement, the Administrator generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's weekly and monthly net asset value, prepares such figures for publication, maintains certain of the Fund's books and records that are not maintained by the Investment Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholder reports, and responds to shareholder inquiries.

  Under the terms of the Administration Agreement, the Fund has agreed to pay the Administrator a monthly fee at the annual rate of .20% of the Fund's month end net assets. For the year ended December 31, 1995 the Administrator earned a fee in the amount of $123,601.

  Certain directors and officers of the Fund are also directors and officers of the Investment Adviser. Each unaffiliated director receives an annual fee of $8,000 plus $500 for every meeting attended, together with out of pocket expenses. At December 31, 1995, the Fund has included in accrued expenses payable $12,000 in fees payable to the Fund's directors. The Fund incurred fees totalling $95,466 for the year ended December 31, 1995, for legal services to a law firm of which the Fund's Secretary is a partner.

--------------------------------------------------------------------------------
CLEMENTE GLOBAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 3. PORTFOLIO
SECURITIES


Purchases and sales of securities, other than short-term investments,   for the
year ended December 31, 1995, were $49,648,908 and $55,052,646, respectively.

  For Federal income tax purposes, the cost of securities owned at December 31, 1995 was $57,317,721, and the net unrealized appreciation of investments was $8,435,295. Net unrealized appreciation was composed of gross appreciation of $10,918,417 for those investments having an excess of value over cost, and gross depreciation of $2,483,122 for those investments having an excess of cost over value.

NOTE 4. CAPITAL STOCK

There are 25 million shares of $.01 par value common stock authorized. Of the 5,892,400 shares outstanding at December 31, 1995, the Investment Adviser owned 10,000 shares.

NOTE 5. OTHER
MATTERS

The Fund, in its ordinary course of business, invests in companies and emerging markets which may entail additional risks due to the potential political and economic instability of certain countries, the risks of restriction of repatriation, expropriation, nationalization or confiscatory taxation and the relative price volatility and liquidity of such emerging markets.

NOTE 6. QUARTERLY
RESULTS OF OPERATIONS* (UNAUDITED)

                                                         NET REALIZED AND
                                                         UNREALIZED GAIN
                                                            (LOSS) ON
                                        NET INVESTMENT   INVESTMENTS AND
                         INVESTMENT                      FOREIGN CURRENCY
                           INCOME       INCOME (LOSS)      TRANSACTIONS
                       --------------   --------------   ----------------
                                 PER             PER                PER
    QUARTER ENDED      TOTAL    SHARE   TOTAL   SHARE     TOTAL    SHARE
---------------------- ------   -----   -----   ------   -------   ------
March 31, 1995........ $  186    0.03   $ (35)   (0.01)  $(2,610)   (0.44)
June 30, 1995.........    371    0.06     159     0.03       589     0.10
September 30, 1995....    302    0.05     (82)   (0.01)    2,720     0.46
December 31, 1995.....    103    0.02     (57)   (0.01)    1,831     0.30
                       ------   -----   ------  -------  --------  -------
                       $  962   $0.16   $ (15)  $(0.00)  $ 2,530   $ 0.42
                       ======   ======  ======  =======  ========  =======
March 31, 1994........ $  201    0.04   $(208)   (0.03)  $(3,335)   (0.57)
June 30, 1994.........    368    0.06      79     0.01     1,218     0.21
September 30, 1994....    143    0.02    (118)   (0.02)   (2,721)   (0.46)
December 31, 1994.....    356    0.06      69     0.01     1,059     0.18
                       ------   -----   ------  -------  --------  -------
                       $1,068   $0.18   $(178)  $(0.03)  $(3,779)  $(0.64)
                       ======   =====   ======  =======  ========  =======

---------------
 *Total expressed in thousands of dollars except per share amounts

--------------------------------------------------------------------------------
CLEMENTE GLOBAL GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------------------
         PER SHARE OPERATING PERFORMANCE               1995        1994         1993         1992         1991

----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............   $  10.73    $  12.36     $   9.43     $  10.82     $   9.79
                                                     --------    --------     --------     --------     --------
Net investment income/(loss)......................         --       (0.03)        0.02         0.01        (0.01)
Net realized and unrealized gain/(loss) on
  investments and foreign currency transactions...       0.42       (0.64)        3.56        (0.35)        1.39
                                                     --------    --------     --------     --------     --------
Total from investment operations..................       0.42       (0.67)        3.58        (0.34)        1.38
                                                     --------    --------     --------     --------     --------
Distributions to shareholders from:
  Net investment income...........................         --          --           --        (0.02)          --
  Net realized capital and currency gains.........      (0.50)      (0.96)       (0.65)       (1.03)       (0.35)
                                                     --------    --------     --------     --------     --------
Total from distributions..........................      (0.50)      (0.96)       (0.65)       (1.05)       (0.35)
                                                     --------    --------     --------     --------     --------
Increase/(decrease) in net asset value............      (0.08)      (1.63)        2.93        (1.39)        1.03
                                                     --------    --------     --------     --------     --------
Net asset value, end of period....................   $  10.65    $  10.73     $  12.36     $   9.43     $  10.82
                                                      =======     =======      =======      =======      =======
Per share market value, end of period.............      8 3/8       8 1/2       11 1/4        7 3/4        9 1/8
                                                      =======     =======      =======      =======      =======
Total investment return*..........................       4.59%     (15.91)%      53.55%       (3.56)%      11.59%
                                                      =======     =======      =======      =======      =======
Net assets, end of period (in 000's)..............   $ 62,781    $ 63,216     $ 72,830     $ 55,540     $ 63,763
Ratios to average net assets/supplemental data:
  Net investment income/(loss)....................      (0.02)%     (0.25)%       0.16%        0.10%       (0.11)%
  Operating expenses..............................       1.58%       1.75%        1.68%        2.29%        2.74%
Portfolio turnover rate...........................      84.98%      81.73%      125.31%       82.49%       66.11%

---------------
* Based on market value per share excluding commissions, adjusted for reinvestment of distributions and taxes.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Clemente Global Growth Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Clemente Global Growth Fund, Inc. (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 12, 1996

                                              DIRECTORS AND OFFICERS

                                              LILIA C. CLEMENTE, Chairman and
                                               Director

                                              LEOPOLDO M. CLEMENTE, JR.,
                                               President and Director

                                              ADRIAN C. CASSIDY, Director

                                              THOMAS H. LENAGH, Director

                                             +SAM NAKAGAMA, Director

                                             +ROBERT B. OXNAM, Director

                                             +G. PETER SCHIEFERDECKER, Director

                                            BARON J.G.A. SIRTEMA VAN GROVESTINS,
                                               Director

                                              WILLIAM H. BOHNETT, Secretary

                                              THOMAS J. PRAPAS, Treasurer

                                              MARIA DISTEFANO, Assistant
                                               Secretary

                                             -----------------
                                             +Members of Audit Committee

                                             -----------------------------------

                                             EXECUTIVE OFFICES--
                                             152 W. 57th Street, New York, NY
                                             10019
                                             (For latest net asset value and
                                             market
                                             data, please call 212-765-0700;
                                             regarding
                                             shareholder inquiries, please call
                                             1-800-432-8224)

                                             INVESTMENT ADVISER--
                                             Clemente Capital, Inc.

                                             ADMINISTRATOR--
                                             Furman Selz LLC
                                             (formerly known as
                                             Furman Selz Incorporated)
                                             TRANSFER AGENT AND REGISTRAR--
                                             The Bank of New York

                                             CUSTODIAN--
                                             Brown Brothers Harriman & Co.

                                             LEGAL COUNSEL--
                                             Fulbright & Jaworski L.L.P.

                                             INDEPENDENT ACCOUNTANTS--
                                             Price Waterhouse LLP